EXHIBIT 10.13
                                                               FORM 10-Q
                                            QUARTER ENDED MARCH 31, 1997


                           TWELFTH AMENDMENT TO
                             CREDIT AGREEMENT


          THIS TWELFTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 14, 1997, amends and supplements the Credit Agreement dated as of December 14, 1994, as amended (the "Credit Agreement"), between BUCYRUS INTERNATIONAL, INC. (the "Company") and BANK ONE, WISCONSIN (formerly known as Bank One, Milwaukee, National Association (the "Bank").

                                  RECITAL

          The Company and the Bank desire to amend and supplement the Credit Agreement as provided below.

                                AGREEMENTS

          In consideration of the promises and agreements set forth in the Credit Agreement, as amended hereby, the Company and the Bank agree as follows:

          1. Definition and References. Capitalized terms not defined herein have the meanings assigned in the Credit Agreement. Upon the fulfillment of the conditions set forth in section 3 below, all references to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as amended by this Twelfth Amendment to Credit Agreement.

          2.   Amendments.

               (a) Section 2.16(b)(iv)(a) of the Credit Agreement is amended by adding the following sentences at the end of that subsection:

          Notwithstanding the foregoing, the Maximum Loan Amount shall be reduced to $4,000,000 on February 1, 1997; provided, however, that upon a Change in Control the Bank may, in its discretion, reduce the aggregate Maximum Loan Amounts for Project Financing Loans Nos. 4, 6, 7 and 8 to $7,000,000 with the Bank allocating any such reduction in the aggregate Maximum Loan Amount to the individual Project Financing Loans in its reasonable discretion.

               (b) Section 2.16(b)(iv)(d) is amended by deleting the date "July 31, 1997" and substituting the date "June 30, 1997" in its place.

               (c) Section 2.16(b)(iv)(f) is amended by adding the following sentence to the end of such subsection:

          In lieu of the foregoing, the Company agrees to pay to the Bank commitment fees of $1,000 on the last Business Day of February, March, April, May and June, 1997.

               (d)  Subsections 2.16(b)(vi), 2.16(b)(vii) and
2.16(b)(viii) of the Credit Agreement are created to read as follows:

               (vi) Project Financing Loan No. 6. The Bank agrees to make advances, (in a minimum amount of $250,000 and in a multiple of $50,000 above such minimum), subject to the terms and conditions set forth in this Agreement, to finance the construction of two Model 495-B1 Rope Shovels and related equipment and accessories ("Project No. 6") to be sold by the Company to Minera Alumbrera Limited ("Alumbrera") pursuant to Purchase Order No. 00216200-9008-1 dated December 6, 1995, as amended (the "Alumbrera Contract"), as follows:

                    (a)  Maximum Loan Amount:  $3,250,000.

                    (b) Limitation on Advances: The unpaid principal balance of Project Financing Note No. 6 shall not at any time prior to the delivery of the first shovel under the Alumbrera Contract exceed the lesser of (i) the Maximum Loan Amount or (ii) an amount equal to 60% of the cost (determined in accordance with GAAP in a manner consistent with the Company's historical accounting practices) of the work-in-process inventory comprising Project No. 6 minus 100% of the advance payments received from Alumbrera plus 100% of the Project Financing Reserve established from time to time pursuant to subsection (h) below.

               The unpaid principal balance of Project Financing Note No. 6 shall not at any time after delivery of the first shovel under the Alumbrera Contract exceed the lesser of (x) the remaining amount to be paid under the Alumbrera Contract, (y) the Maximum Loan Amount or (z) an amount equal to 90% of "Qualified Alumbrera Receivables" plus 100% of the Project Financing Reserve plus 60% of the cost (determined in accordance with GAAP in a manner consistent with the Company's historical accounting practices) of the work-in-process inventory comprising Project No. 6 minus 100% of the advance payments received from Alumbrera.

               In addition to the limits in the two preceding paragraphs, the unpaid principal balance of Project Financing Note No. 6 shall not at any time exceed (1) prior to receipt by the Company of the $1,412,000 advance payment scheduled to be paid in August 1997, an amount equal to the sum of 100% of Qualified Alumbrera Receivables plus 60% of the cost (determined in accordance with GAAP in a manner consistent with the Company's historical accounting practices) of the work-in-process inventory comprising of Project No. 6 and (2) thereafter, the amount remaining to be paid to the Company under the Alumbrera Contract.

               "Qualified Alumbrera Receivables" means the aggregate amount (after deducting all downpayments, advance payments and retainage amounts owed by Minera Alumbrera Limited to the Company) which arose out of the sale of goods comprising Project No. 6 and which have been shipped by the Company in accordance with the applicable provisions of the Alumbrera Contract; provided, however, that if any amount owed by Alumbrera to the Company under the Alumbrera Contract is outstanding more than 30 days after the due date, then Qualified Alumbrera Receivables shall be $0.

                    (c) Maturity Date: The aggregate principal amount of Project Financing Note No. 6 and all accrued interest shall be due upon the first to occur of (i) the receipt by the Company of the final payment under the Alumbrera Contract or (ii) November 30, 1997.

                    (d)  Interest Rate:  Reference Rate or the Adjusted
     Libor Rate with the Applicable Libor Margin being 2.75%; each Libor Rate Loan must be in a minimum amount of $250,000 and have an Interest Period of one month.

                    (e) Interest Payment Dates: The last Business Day of each month and on the Maturity Date.

                    (f) Commitment Fee: As consideration for the commitment of the Bank to provide the Project Financing to the Company, the Company agrees to pay to the Bank on the last Business Day of each month, commencing March 31, 1997, and on the Maturity Date, a commitment fee equal to 1/4 of 1% per year on the difference between the Maximum Loan Amount and the daily average outstanding principal balance of Project Financing Note No. 6 during the preceding month or other applicable period.

                    (g) Prepayment of Project Financing Note No. 6: The Company may prepay Project Note No. 6 in whole or in part at any time upon two Business Days prior notice to the Bank. The Company shall prepay Project Financing Note No. 6 immediately upon receipt (i) from the Bank of a notice (containing calculations in reasonable detail) to the effect that the outstanding principal balance of Project Financing Note No. 6 exceeds the limits set forth in subsection (b) above in an amount equal to such excess and (ii) of a payment by Alumbrera on the Alumbrera Contract in an amount equal to such payment. Any principal prepayment shall first be applied to the amount, if any, of Project Financing Note No. 6 consisting of Reference Rate Loans and the balance to Libor Rate Loans. Upon any principal prepayment of a Libor Rate Loan, the Company shall also pay accrued interest thereon and any amount due under section 2.14(c).

                    (h) Project Financing Reserve: For purposes of determining availability under subsection (b) above, the Project Financing Reserve shall equal the lesser of (i) the Maximum Loan Amount or (ii) the amount remaining to be paid to the Company under the Alumbrera Contract, minus the greater of (x) the amount available under subsection (b) above or (y) $0. The Project Financing Reserve will be adjusted on each day on which the Company obtains an advance under, or makes a principal payment on, Project Financing Note No. 6 and upon receipt by the Bank of the financial information provided under section 5.4(d).

                    For purposes of calculating the Project Financing
     Reserve under section 2.8 of the Credit Agreement, the aggregate Project Financing Reserve for Project Financing Loan Nos. 6, 7 and 8 shall equal the difference between (1) the aggregate availability for Project Financing Loan Nos. 6, 7 and 8 under sections 2.16(b)(vi)(b), 2.16(b)(vii)(b) and 2.16(b)(viii)(b) and (2) the aggregate outstanding principal balances of Project Financing Note Nos. 6, 7 and 8, rounded up to the next highest $50,000 with a minimum aggregate Project Financing Reserve of $250,000.

                    (i) Use of Proceeds: The Company shall use the proceeds of Project Loan No. 6 solely to pay costs associated with Project No. 6.

               (vii) Project Financing Loan No. 7. The Bank agrees to make advances, (in a minimum amount of $250,000 and in a multiple of $50,000 above such minimum) subject to the terms and conditions set forth in this Agreement, to finance the construction of one Model 59-R blast hole drill and related equipment and accessories ("Project No. 7") to be sold by the Company to Road Machinery & Supplies Co. pursuant to Purchase
     Order No. 25466 dated May 23, 1996, as amended (the "USX Contract"), as follows:

                    (a)  Maximum Loan Amount:  $2,250,000.

                    (b) Limitation on Advances: The unpaid principal balance of Project Financing Note No. 7 shall not at any time prior to the delivery of the drill under the USX Contract exceed the lesser of
     (i) the Maximum Loan Amount or (ii) an amount equal to 60% of the cost (determined in accordance with GAAP in a manner consistent with the Company's historical accounting practices) of the work-in-process inventory comprising Project No. 7 minus 100% of the advance payments received from USX plus 100% of the Project Financing Reserve established from time to time pursuant to subsection (h) below.

                    The unpaid principal balance of Project Financing Note No. 7 shall not at any time after delivery of the drill under the USX Contract exceed the lesser of (x) the remaining amount to be paid under the USX Contract, (y) the maximum Loan Amount or (z) an amount equal to 90% of "Qualified USX Receivables" plus 100% of the Project Financing Reserve plus 60% of the cost (determined in accordance with GAAP in a manner consistent with the Company's historical accounting practices) of the work-in-process inventory comprising Project No. 7 minus 100% of the advance payments received from USX.

                    "Qualified USX Receivables" means the aggregate amount (after deducting all downpayments, advance payments and retainage amounts owed by USX to the Company) which arose out of the sale of goods comprising Project No. 7 and which have been shipped by the Company in accordance with the applicable provisions of the USX Contract; provided, however, that if any amount owed by USX to the Company under the USX Contract is outstanding more than 30 days after the due date, then Qualified USX Receivables shall be $0.

                    (c) Maturity Date: The aggregate principal amount of Project Loan No. 7 and all accrued interest shall be due upon the first to occur of (i) the receipt by the Company of the final payment under the USX Contract or (ii) November 30, 1997.

                    (d)  Interest Rate:  Reference Rate or the Adjusted
     Libor Rate with the Applicable Libor Margin being 2.75%; each Libor Rate Loan must be in a minimum amount of $250,000 and have an Interest Period of one month.

                    (e) Interest Payment Dates: The last Business Day of each month and on the Maturity Date.

                    (f) Commitment Fee: As consideration for the commitment of the Bank to provide the Project Financing to the Company, the Company agrees to pay to the Bank on the last Business Day of each month, commencing March 31, 1997, and on the Maturity Date, a commitment fee equal to 1/4 of 1% per year on the difference between the Maximum Loan Amount and the daily average outstanding principal balance of Project Financing Note No. 7 during the preceding month or other applicable period.

                    (g) Prepayment of Project Financing Note No. 7: The Company may prepay Project Financing Note No. 7 in whole or in part at any time upon two Business Days prior notice to the Bank. The Company shall prepay Project Financing Note No. 7 immediately upon receipt (i) from the Bank of a notice (containing calculations in reasonable detail) to the effect that the outstanding principal balance of Project Financing Note No. 7 exceeds the limits set forth in subsection (b) above in an amount equal to such excess and (ii) of a payment by USX on the USX Contract in an amount equal to such payment. Any principal prepayment shall first be applied to the amount, if any, of Project Financing Note No. 7 consisting of Reference Rate Loans and the balance to Libor Rate Loans. Upon any principal prepayment of a Libor Rate Loan, the Company shall also pay accrued interest thereon and any amount due under section 2.14(c).

                    (h) Project Financing Reserve: For purposes of determining availability under subsection (b) above, the Project Financing Reserve shall equal (i) an amount equal to the sum of 100% of the amount owed by USX to the Company relating to the Project No. 7 plus 100% of the cost (determined in accordance with GAAP in a manner consistent with the Company's historical accounting practices) of the work-in-process inventory comprising Project No. 7 minus (ii) an amount equal to the sum of 90% of the Qualified USX Receivables plus 60% of the cost of the work-in-process inventory comprising Project No. 7. The Project Financing Reserve will be adjusted on each day on which the Company obtains an advance under, or make a principal payment on, Project Financing Note No. 7.

                    For purposes of calculating the Project Financing
     Reserve under section 2.8 of the Credit Agreement, the aggregate Project Financing Reserve for Project Financing Loan Nos. 6, 7 and 8 shall equal the difference between (1) the aggregate availability for Project Financing Loan Nos. 6, 7 and 8 under sections 2.16(b)(vi)(b), 2.16(b)(vii)(b) and 2.16(b)(viii)(b) and (2) the aggregate outstanding principal balances of Project Financing Note Nos. 6, 7 and 8, rounded up to the next highest $50,000 with a minimum aggregate Project Financing Reserve of $250,000.

                    (i) Use of Proceeds: The Company shall use the proceeds of Project Loan No. 7 solely to pay costs associated with Project No. 7.

               (viii) Project Financing Loan No. 8. The Bank agrees to make advances, (in a minimum amount of $250,000 and in a multiple of $50,000 above such minimum) subject to the terms and conditions set forth in this Agreement, to finance the construction of two Model 49-R blast hole drills and related equipment and accessories ("Project No. 8") to be sold by the Company to Iscor Limited ("Iscor") pursuant to Contract No. 3219/71 dated March 6, 1996, as amended (the "Iscor Contract"), as follows:

                    (a)  Maximum Loan Amount:  $3,500,000.

                    (b) Limitation on Advances: The unpaid principal balance of Project Financing Note No. 8 shall not at any time prior to the delivery of the first drill under the Iscor Contract exceed the lesser of (i) the Maximum Loan Amount or (ii) an amount equal to 60% of the cost (determined in accordance with GAAP in a manner consistent with the Company's historical accounting practices) of the work-in-process inventory comprising Project No. 8 minus 100% of the advance payments received from Iscor plus 100% of the Project Financing Reserve established from time to time pursuant to subsection (h) below.

                    The unpaid principal balance of Project Financing Note No. 8 shall not at any time after delivery of the first drill under the Iscor Contract exceed the lesser of (x) the remaining amount to be paid under the Iscor Contract, (y) the maximum Loan Amount or (z) an amount equal to 90% of "Qualified Iscor Receivables" plus 100% of the Project Financing Reserve plus 60% of the cost (determined in accordance with GAAP in a manner consistent with the Company's historical accounting practices) of the work-in-process inventory comprising Project No. 8 minus 100% of the advance payments received from Iscor.

                    "Qualified Iscor Receivables" means the aggregate amount (after deducting all downpayments, advance payments and retainage amounts owed by Iscor to the Company) which arose out of the sale of goods comprising Project No. 8 and which have been shipped by the Company in accordance with the applicable provisions of the Iscor Contract; provided, however, that if any amount owed by Iscor to the Company under the Iscor Contract is outstanding more than 30 days after the due date, then Qualified Iscor Receivables shall be $0.

                    (c) Maturity Date: The aggregate principal amount of Project Loan No. 8 and all accrued interest shall be due upon the first to occur of (i) the receipt by the Company of the final payment under the Iscor Contract or (ii) August 31, 1997.

                    (d)  Interest Rate:  Reference Rate or the Adjusted
     Libor Rate with the Applicable Libor Margin being 2.75%; each Libor Rate Loan must be in a minimum amount of $250,000 and have an Interest Period of one month.

                    (e) Interest Payment Dates: The last Business Day of each month and on the Maturity Date.

                    (f) Commitment Fee: As consideration for the commitment of the Bank to provide the Project Financing to the Company, the Company agrees to pay to the Bank on the last Business Day of each month, commencing March 31, 1997, and on the Maturity Date, a commitment fee equal to 1/4 of 1% per year on the difference between the Maximum Loan Amount and the daily average outstanding principal balance of Project Financing Note No. 8 during the preceding month or other applicable period.

                    (g) Prepayment of Project Financing Note No. 8: The Company may prepay Project Financing Note No. 8 in whole or in part at any time upon two Business Days prior notice to the Bank. The Company shall prepay Project Financing Note No. 8 immediately upon receipt (i) from the Bank of a notice (containing calculations in reasonable detail) to the effect that the outstanding principal balance of Project Financing Note No. 8 exceeds the limits set forth in subsection (b) above in an amount equal to such excess and (ii) of a payment by Iscor on the Iscor Contract in an amount equal to such payment. Any principal prepayment shall first be applied to the amount, if any, of Project Financing Note No. 8 consisting of Reference Rate Loans and the balance to Libor Rate Loans. Upon any principal prepayment of a Libor Rate Loan, the Company shall also pay accrued interest thereon and any amount due under section 2.14(c).

                    (h) Project Financing Reserve: For purposes of determining availability under subsection (b) above, the Project Financing Reserve shall equal (i) an amount equal to the sum of 100% of the amount owed by Iscor to the Company relating to the Project No. 8 plus 100% of the cost (determined in accordance with GAAP in a manner consistent with the Company's historical accounting practices) of the work-in-process inventory comprising Project No. 8 minus (ii) an amount equal to the sum of 90% of the Qualified Iscor Receivables plus 60% of the cost of the work-in-process inventory comprising Project No. 8. The Project Financing Reserve will be adjusted on each day on which the Company obtains an advance under, or make a principal payment on, Project Financing Note No. 8.

                    For purposes of calculating the Project Financing
     Reserve under section 2.8 of the Credit Agreement, the aggregate Project Financing Reserve for Project Financing Loan Nos. 6, 7 and 8 shall equal the difference between (1) the aggregate availability for Project Financing Loan Nos. 6, 7 and 8 under sections 2.16(b)(vi)(b), 2.16(b)(vii)(b) and 2.16(b)(viii)(b) and (2) the aggregate outstanding principal balances of Project Financing Note Nos. 6, 7 and 8, rounded up to the next highest $50,000 with a minimum aggregate Project Financing Reserve of $250,000.

                    (i) Use of Proceeds: The Company shall use the proceeds of Project Loan No. 8 solely to pay costs associated with Project No. 8.

               (e) Section 5.4(d) of the Credit Agreement is amended to read as follows:

          (d) within 15 days after the end of each month during the period ending November 30, 1997, a statement summarizing the work-in-process inventory for Projects Nos. 4, 6, 7 and 8 and the Qualified Collahuasi Accounts, the Qualified Alumbrera
          Receivables, the Qualified USX Receivables and the Qualified Iscor Receivables,

               (f) The final sentence of section 5.12 of the Credit Agreement is amended by deleting the phrase "the Maturity Date of Project Financing Note No. 4" and substituting the date "November 30, 1997" in its place.

               (g) Section 5.13(f) of the Credit Agreement is amended by inserting the phrase ", Alumbrera Contract, USX Contract or Iscor Contract" after the words "Collahuasi Contract" in each place such words appear in section 5.13(f).

               (h) The last two lines in the table in section 6.13 of the Credit Agreement are deleted and replaced with the following:

          December 31, 1996             29,500,000
          March 31, 1997                29,500,000
          June 30, 1997                 31,000,000
          September 30, 1997            32,500,000

               (i) Section 6.14 of the Credit Agreement is amended by deleting the date "July 31, 1997" and substituting the phrase "June 30, 1997 or to be less than 1.50:1 as of the last day of any subsequent fiscal quarter" in its place.

          3. Closing Conditions. This Twelfth Amendment to Credit Agreement shall be effective upon its execution and delivery by the Company and the Bank and the receipt by the Bank of:

               (a) Project Financing Note Nos. 6, 7 and 8, duly executed by the Company;

               (b) An Amendment to the Participation Agreement between the Bank and The Bank of Nova Scotia, in form and content satisfactory to the Bank, pursuant to which participating interests in Project Note Nos. 6, 7 and 8 are sold by the Bank to The Bank of Nova Scotia, duly executed by The Bank of Nova Scotia;

               (c) An opinion of counsel to the Company satisfactory to the Bank; and

               (f) Such other documents as the Bank or the Bank of Nova Scotia may reasonably request relating to this Twelfth Amendment.

          4. Representations and Warranties. The Company represents and warrants to the Bank that:

               (a) The execution and delivery of this Twelfth Amendment and Project Financing Note Nos. 6, 7 and 8 are within the Company's corporate power and corporate authority, have been duly authorized by all necessary corporate action on the part of the Company, are not in violation of any existing law, rule or regulation of any governmental agency or authority, any order or decision of any court, the certification of incorporation or by-laws of the Company or the terms of any agreement, restriction or undertaking to which the Company is a party or by which it is bound, do not require the approval or consent of the shareholders of the Company, any governmental body, agency or authority or any other person or entity.

               (b)  The representations and warranties set forth in
section 3 of the Credit Agreement are true and correct in all material respects as of the date of this Twelfth Amendment to Credit Agreement and no Default or Event of Default has occurred and is continuing.

          5. Costs and Expenses. The Company agrees to pay all costs and expenses (including reasonable attorneys' fees) paid or incurred by the Bank in connection with the execution and delivery of this Twelfth Amendment and the consummation of the transactions contemplated hereby.

          6. Full Force and Effect. The Company and the Bank confirm that the Credit Agreement, as amended hereby, remains in full force and effect.

                              BANK ONE, WISCONSIN

                              BY   /s/William E. Shaw, VP
                                   William E. Shaw, Vice President


                              BUCYRUS INTERNATIONAL, INC.

                              BY    /s/John F. Bosbous
                                 Its   Assistant Treasurer